UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  April 5, 2001


                               FNB CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)





      Virginia                      000-24141             54-1791618
(State of other jurisdiction    (Commission File        (IRS Employer
 of incorporation or             Number)                 Identification
 organization)                                           No.)




                                105 Arbor Drive
                         Christiansburg, Virginia 24068
                    (Address of principal executive offices)
                        (Registrant's telephone number,
                      including area code): (540-382-4951)




           (Former name or former address, if changed since last report)


Item 2.  Acquisition of Assets

(a) As explained in the attached press release, FNB Corporation ("FNB") and SWVA Bancshares, Inc. ("SWVA") announced on April 5, 2001 that at the annual meeting of shareholders of SWVA on April 4, 2001, the shareholders of SWVA approved the proposed merger of SWVA and FNB.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FNB CORPORATION,
                               REGISTRANT




Date:  April 6, 2001                 By:/s/  J. Daniel Hardy, Jr.
                                        J. Daniel Hardy, Jr.
                                        President and Chief Executive Officer



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